UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 6, 2017

BioTime, Inc.
(Exact name of registrant as specified in its charter)

California	1-12830	94-3127919
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1010 Atlantic Avenue
Suite 102
Alameda, California 94501
(Address of principal executive offices)

(510) 521-3390
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On April 6, 2017, BioTime, Inc. (the “Company”) entered into a Controlled Equity OfferingSM Sales Agreement (the “Sales Agreement”) with Cantor Fitzgerald & Co., as sales agent (“Cantor Fitzgerald”), pursuant to which the Company may offer and sell, from time to time, through Cantor Fitzgerald, shares of the Company’s common stock, no par value per share, having an aggregate offering price of up to $25,000,000 (the “Shares”).

The Company is not obligated to sell any Shares under the Sales Agreement. Subject to the terms and conditions of the Sales Agreement, Cantor Fitzgerald will use commercially reasonable efforts, consistent with its normal trading and sales practices, applicable state and federal law, rules and regulations, and the rules of the NYSE MKT, to sell the Shares from time to time based upon the Company’s instructions, including any price, time or size limits specified by the Company. Under the Sales Agreement, Cantor Fitzgerald may sell the Shares by any method deemed to be an “at-the-market” offering as defined in Rule 415(a)(4) under the Securities Act of 1933, as amended, or by any other method permitted by law, including in privately negotiated transactions. Cantor Fitzgerald’s obligations to sell the Shares under the Sales Agreement are subject to satisfaction of certain conditions, including the effectiveness of the Company’s Registration Statement on Form S-3 (File No. 333-217182) (the “Registration Statement”), filed by the Company with the U.S. Securities and Exchange Commission (the “SEC”) on April 6, 2017.

The Company will pay Cantor Fitzgerald a commission of 3.0% of the aggregate gross proceeds from each sale of Shares, reimburse legal fees and disbursements and provide Cantor Fitzgerald with customary indemnification and contribution rights. The Sales Agreement may be terminated by Cantor Fitzgerald or the Company at any time upon notice to the other party, or by Cantor Fitzgerald at any time in certain circumstances, including the occurrence of a material and adverse change in the Company’s business or financial condition that makes it impractical or inadvisable to market the Shares or to enforce contracts for the sale of the Shares.

The foregoing description of the Sales Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Sales Agreement, a copy of which is filed as Exhibit 1.2 to the Registration Statement and incorporated herein by reference.

K&L Gates LLP, counsel to the Company, has issued a legal opinion relating to the Shares being offered pursuant to the Sales Agreement. A copy of such legal opinion, including the consent included therein, is filed as Exhibit 5.2 to the Registration Statement and incorporated herein by reference.

Shares sold under the Sales Agreement will be issued pursuant to the Registration Statement and the sales agreement prospectus that forms a part of such Registration Statement, following such time the Registration Statement is declared effective by the SEC. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any Shares under the Sales Agreement nor shall there be any sale of such Shares in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits.

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit No.	Description
1.1
Controlled Equity OfferingSM Sales Agreement, dated as of April 6, 2017, between BioTime, Inc. and Cantor Fitzgerald & Co. (filed as Exhibit 1.2 to the Registration Statement on Form S-3 (File No. 333-217182), filed with the U.S. Securities and Exchange Commission on April 6, 2017, and incorporated by reference herein).

5.1
Opinion of K&L Gates LLP (filed as Exhibit 5.2 to BioTime, Inc.'s Registration Statement on Form S-3 (File No. 333-217182), filed with the U.S. Securities and Exchange Commission on April 6, 2017, and incorporated by reference herein).

23.1
Consent of K&L Gates LLP (filed as Exhibit 23.3 to BioTime, Inc.'s Registration Statement on Form S-3 (File No. 333-217182), filed with the U.S. Securities and Exchange Commission on April 6, 2017, and incorporated by reference herein).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOTIME, INC.

Date: April 11, 2017	By:	/s/ Russell Skibsted
Russell Skibsted Chief Financial Officer